Exhibit 32




				Exhibit 99(i)

		 	   CERTIFICATION PURSUANT TO
			       18 U.S.C. ss.1350
			    AS ADOPTED PURSUANT TO
		 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Left Right Marketing Inc.(the "Company") on Form 10-KSB for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date therein specified (the "Report") "Report"), I, S. Matthew Schultz, Chief Executive Officer and Principal
Accounting Officer of the Company, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      /s/ S. Matthew Schultz
                                     ------------------------------------------
                                    S. Matthew Schultz , Chief Executive Officer
					and Principal Accounting Officer

Dated: May 6, 2005